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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2008

HuntMountain Resources
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (6-04)        Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM  4.01 Changes in Registrant’s Certifying Accountant

On January 28, 2008 HuntMountain Resources engaged the accounting firm of Williams & Webster P.S. as the principal accountant to audit the Company’s financial statements for the year ended December 31, 2007. The engagement of the Williams & Webster P.S. was approved by the Audit Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 29, 2008

HUNTMOUNTAIN RESOURCES

By	/s/ Bryn Harman
Bryn Harman, Chief Financial Officer